UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2026

LIMBACH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5102 W Laurel Street, Suite 700, Tampa, Florida 33607
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On August 4, 2026, Limbach Holdings, Inc. (the “Company”) issued a press release dated the same date announcing its financial results for the quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.
Also on August 4, 2026, the Company issued a press release announcing the closing of its acquisition of Frisco, Texas-based professional services firm, CYMCOR, Inc., for an initial purchase price at closing of $30.0 million to be paid through a combination of available cash and the Company’s revolving credit facility.
A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
In addition, the Company is furnishing its presentation materials (the “Investor Presentation”) that management intends to use, possibly with modifications, in one or more meetings from time to time with current and potential investors. The Investor Presentation includes an update on the Company’s current operations and major projects, as well as information relating to the Company’s strategic plans, goals, growth initiatives and outlook, and forecasts for future performance and industry development.
The foregoing description of the Investor Presentation does not purport to be complete and is qualified in its entirety by reference to the complete text of the Investor Presentation attached as Exhibit 99.3 to this Current Report on Form 8-K.
The information contained in the Investor Presentation is summary information that should be considered in the context of the Company’s filings with the U.S. Securities and Exchange Commission and other public announcements the Company may make by press release or otherwise from time to time. The Investor Presentation speaks as of the date of this Current Report. While the Company may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so.
By furnishing the portions of this Current Report on Form 8-K that are disclosed under this Item 7.01 and the Investor Presentation that is an exhibit hereto, the Company makes no admission as to the materiality of any information included under this Item 7.01, including, without limitation, the Investor Presentation. The Investor Presentation contains forward-looking statements. See Page 2 of the Investor Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 and Exhibit 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Earnings Press Release for the quarter ended June 30, 2026 dated August 4, 2026
99.2	Press Release dated August 4, 2026
99.3	Investor Presentation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Executive Vice President and Chief Financial Officer

Dated: August 4, 2026